ALL STAR®

LIBERTY ALL–STAR® GROWTH FUND

ASG

3RD QUARTER

2010

SEPTEMBER 30

LIBERTY ALL-STAR® GROWTH FUND

Period Ending September 30, 2010 (Unaudited)

Fund Statistics

Net Asset Value (NAV)	$4.18

Market Price	$3.81

Discount	8.9%

	Quarter	Year-to-Date

Distributions	$0.06	$0.18

Market Price Trading Range	$3.25 to $3.85	$2.95 to $4.03

Discount Range	6.4% to 11.1%	6.4% to 16.2%

Performance

Shares Valued at NAV	12.96%	9.43%

Shares Valued at NAV with Dividends Reinvested	12.95%	9.62%

Shares Valued at Market Price with Dividends Reinvested	13.52%	18.95%

NASDAQ Composite Index	12.54%	5.08%

Russell 3000® Growth Index	12.98%	4.80%

S&P 500 Index	11.29%	3.89%

Lipper Multi-Cap Growth Mutual Fund Average*	13.05%	5.74%

NAV Reinvested Percentile Rank (1 = best; 100 = worst)	54th	19th

Number of Funds in Category	481	462

*	Percentile ranks calculated using the Fund’s NAV Reinvested return within the Lipper Multi-Cap Growth Open-end Mutual Fund Universe.

Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures shown for the unmanaged NASDAQ Composite Index, the Russell 3000® Growth Index and the S&P 500 Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 17.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

The Fund is a closed-end fund and does not continuously offer shares. The Fund trades in the secondary market, investors wishing to buy or sell shares need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market’s value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter

Fellow Shareholders:	October 2010

After a challenging second quarter, the stock market rebounded during the third quarter—despite heightened volatility that kept investors on edge.

The Russell 3000® Growth Index returned 12.98 percent for the third quarter—a reversal from its 11.55 percent loss in the second quarter—moving the index into positive territory year-to-date. The technology-oriented NASDAQ Composite Index returned 12.54 percent for the quarter while the widely followed S&P 500 Index gained 11.29 percent for the period. Both also posted positive returns through the first nine months.

Although the quarter’s performance was strong, monthly returns were volatile. The quarter opened strongly as the Russell 3000® Growth Index advanced 7.09 percent in July. Markets reversed course in August, however, with the Russell benchmark declining 4.88 percent. Going into September—historically, a month that can be weak for stocks—investors were wary. But the month started off on a positive note and investors never looked back, as the Russell 3000® Growth Index posted a strong 10.92 percent gain. Other key market indices showed the same pattern of good performance in July and September bracketing a poor month in August.

On balance, investors were heartened by incremental improvements in the economy, allaying fears that the country would slip back into recession. Unemployment remained stubbornly high and the housing market continued to struggle. Emblematic of the sluggishness, GDP in the second quarter grew at just 1.7 percent, down from 3.7 percent in the first quarter. The Federal Reserve has been reassuring, indicating its intention to resume quantitative easing, if necessary. Trading volume over the quarter was subdued, suggesting that many investors continued to sit on the sidelines or funnel money into bonds and bond funds.

Liberty All-Star® Growth Fund enjoyed a good quarter, as it performed in-line with or moderately ahead of relevant benchmarks. For the quarter, the Fund returned 12.96 percent with shares valued at net asset value (NAV); 12.95 percent with shares valued at NAV with dividends reinvested; and 13.52 percent when shares are valued at market price with dividends reinvested. As noted earlier, the Russell 3000® Growth Index returned 12.98 percent for the quarter, while the NASDAQ Composite gained 12.54 percent. The Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, advanced 13.05 percent for the quarter. The Fund’s third quarter performance ranked it in the 54th percentile of 481 funds in its Lipper category. Through the first nine months of the year, the Fund ranked in the top 20 percent of all funds in that universe.

The discount at which Fund shares trade relative to their NAV narrowed moderately during the quarter, as it ranged from 6.4 percent to 11.1 percent, which is down from its nine-month high of 16.2 percent. Closed-end domestic equity funds have traded at deeper discounts than closed-end bond funds for some time, most likely reflecting apprehension on the part of individual investors to commit to equities.

Third Quarter Report (Unaudited) | September 30, 2010	1

President’s Letter	Liberty All-Star® Growth Fund

In closing, we are pleased with the Fund’s relative performance for both the quarter and year-to-date given the market volatility. Moreover, the Fund has outperformed its primary benchmark for the trailing one-, three-, five-, and 10-year periods through September 30. We believe the Fund’s disciplined, multi-management approach has served shareholders well and should going forward as we anticipate continued volatility for the foreseeable future.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter reflect the views of the President as of October 2010 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8*	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009**	0.24
2010
1st Quarter	0.06
2nd Quarter	0.06
3rd Quarter	0.06

*	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
**	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All-Star® Growth Fund, Inc.’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

Third Quarter Report (Unaudited) | September 30, 2010	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Growth Fund
September 30, 2010 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
C.H. Robinson Worldwide, Inc.	2.43%
Salesforce.com, Inc.	2.20
Apple, Inc.	2.05
Rockwell Automation, Inc.	1.90
Core Laboratories N.V.	1.75
QUALCOMM, Inc.	1.71
Expeditors International of Washington, Inc.	1.61
Google, Inc., Class A	1.54
Intuitive Surgical, Inc.	1.47
ACE Ltd.	1.44
Masimo Corp.	1.38
MSCI, Inc., Class A	1.30
VeriFone Systems, Inc.	1.30
Amazon.com, Inc.	1.28
Varian Medical Systems, Inc.	1.20
Cognizant Technology Solutions Corp., Class A	1.18
VMware, Inc., Class A	1.18
LKQ Corp.	1.16
Capella Education Co.	1.14
IHS, Inc., Class A	1.10
30.32%

Economic Sectors*	Percent of Net Assets
Information Technology	25.08%
Industrials	18.90
Health Care	18.24
Financials	11.23
Consumer Discretionary	9.33
Energy	8.67
Consumer Staples	2.42
Materials	1.71
Telecommunication Services	1.02
Utilities	0.70
Other Net Assets	2.70
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter

The following are the major ($500,000 or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the third quarter of 2010.

Security Name	Purchases (Sales)	Shares as of 9/30/10

Purchases
ARM Holdings Plc	55,100	55,100
CarMax, Inc.	31,700	31,700
Rue21, Inc.	25,217	46,917
Signature Bank	12,980	29,830
SMART Technologies, Inc., Class A	63,915	63,915
Venoco, Inc.	32,411	32,411

Sales
Avago Technologies Ltd.	(45,300)	0
Cummins, Inc.	(11,100)	0
Gilead Sciences, Inc.	(15,700)	0
Kennametal, Inc.	(28,100)	0
Mercadolibre, Inc.	(12,037)	0
Quanta Services, Inc.	(31,700)	39,000
Salesforce.com, Inc.	(4,800)	24,700

Third Quarter Report (Unaudited) | September 30, 2010	5

Investment Managers/ Portfolio Characteristics	Liberty All-Star® Growth Fund

  THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

  MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 17 for a description of these indices.

PORTFOLIO CHARACTERISTICS	As of September 30, 2010 (Unaudited)

				Market Capitalization Spectrum
				Small		Large
	RUSSELL GROWTH:
	SMALLCAP INDEX	MIDCAP INDEX	LARGECAP INDEX	M.A. WEATHERBIE	TCW (MID-CAP)	TCW (LARGE-CAP)	TOTAL FUND
Number of Holdings	1,261	493	627	60	55	33	133*
Weighted Average Market Capitalization (billions)	$1.1	$7.2	$76.1	$2.2	$5.8	$56.0	$20.7
Average Five-Year Earnings Per Share Growth	10%	12%	12%	11%	18%	25%	18%
Dividend Yield	0.5%	0.9%	1.5%	0.3%	0.4%	0.7%	0.5%
Price/Earnings Ratio**	21×	21×	17×	26×	25×	23×	24×
Price/Book Value Ratio	3.8×	4.8×	4.7×	4.3×	5.9×	5.0×	5.1×

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (97.30%)
CONSUMER DISCRETIONARY (9.33%)
Automobiles (0.59%)
Thor Industries, Inc.	22,216	$742,014

Distributors (1.16%)
LKQ Corp.(a)	69,944	1,454,835

Diversified Consumer Services (2.07%)
Capella Education Co.(a)	18,395	1,427,820
Strayer Education, Inc.	6,730	1,174,385

		2,602,205

Hotels, Restaurants & Leisure (1.24%)
BJ’s Restaurants, Inc.(a)	26,756	753,449
Country Style Cooking Restaurant Chain Co. Ltd.(a)(b)	800	22,872
Ctrip.com International Ltd.(a)(b)	16,366	781,477

		1,557,798

Internet & Catalog Retail (2.03%)
Amazon.com, Inc.(a)	10,240	1,608,294
priceline.com, Inc.(a)	2,700	940,518

		2,548,812

Specialty Retail (2.24%)
CarMax, Inc.(a)	31,700	883,162
Rue21, Inc.(a)	46,917	1,210,928
Ulta Salon, Cosmetics & Fragrance, Inc.(a)	24,830	725,036

		2,819,126

CONSUMER STAPLES (2.42%)
Food & Staples Retailing (1.49%)
Costco Wholesale Corp.	15,700	1,012,493
CVS Caremark Corp.	27,300	859,131

		1,871,624

Food Products (0.31%)
Mead Johnson Nutrition Co.	6,845	389,549

Household Products (0.62%)
The Procter & Gamble Co.	12,970	777,811

ENERGY (8.67%)
Energy Equipment & Services (5.20%)
CARBO Ceramics, Inc.	3,453	279,693
Core Laboratories N.V.	24,996	2,200,648
Dril-Quip, Inc.(a)	13,657	848,236
FMC Technologies, Inc.(a)	17,400	1,188,246
Oceaneering International, Inc.(a)	20,900	1,125,674

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2010	7

Schedule of Investments	Liberty All-Star® Growth Fund
September 30, 2010 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Energy Equipment & Services (continued)
Schlumberger Ltd.	14,595	$899,198

		6,541,695

Oil, Gas & Consumable Fuels (3.47%)
Contango Oil & Gas Co.(a)	15,800	792,528
Occidental Petroleum Corp.	15,900	1,244,970
Plains Exploration & Production Co.(a)	37,800	1,008,126
Ultra Petroleum Corp.(a)	16,200	680,076
Venoco, Inc.(a)	32,411	636,228

		4,361,928

FINANCIALS (11.23%)
Capital Markets (4.40%)
Affiliated Managers Group, Inc.(a)	16,472	1,284,981
The Charles Schwab Corp.	50,100	696,390
Duff & Phelps Corp., Class A	21,003	282,910
GFI Group, Inc.	71,700	332,688
Janus Capital Group, Inc.	81,200	889,140
optionsXpress Holdings, Inc.(a)	23,030	353,741
SEI Investments Co.	41,400	842,076
T. Rowe Price Group, Inc.	17,000	851,105

		5,533,031

Commercial Banks (0.92%)
Signature Bank(a)	29,830	1,158,597

Consumer Finance (0.08%)
Green Dot Corp., Class A(a)	2,189	106,123

Diversified Financial Services (2.67%)
IntercontinentalExchange, Inc.(a)	5,000	523,600
MSCI, Inc., Class A(a)	49,318	1,637,851
Portfolio Recovery Associates, Inc.(a)	18,374	1,187,879

		3,349,330

Insurance (2.02%)
ACE Ltd.	31,000	1,805,750
Greenlight Capital Re Ltd., Class A(a)	29,179	730,059

		2,535,809

Real Estate Management & Development (0.84%)
China Real Estate Information Corp.(a)(b)	70,269	753,986
FirstService Corp.(a)	12,541	302,489

		1,056,475

Thrifts & Mortgage Finance (0.30%)
Northwest Bancshares, Inc.	33,643	376,465

See Notes to Schedule of Investments.
8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
HEALTH CARE (18.24%)
Biotechnology (4.82%)
Acorda Therapeutics, Inc.(a)	16,600	$548,132
Amylin Pharmaceuticals, Inc.(a)	34,900	727,665
BioMarin Pharmaceutical, Inc.(a)	39,287	878,064
Dendreon Corp.(a)	14,000	576,520
Genzyme Corp.(a)	16,900	1,196,351
Human Genome Sciences, Inc.(a)	23,300	694,107
Ironwood Pharmaceuticals, Inc.(a)	20,800	211,744
Martek Biosciences Corp.(a)	28,579	646,743
Vertex Pharmaceuticals, Inc.(a)	16,800	580,776

		6,060,102

Health Care Equipment & Supplies (6.68%)
Accuray, Inc.(a)	58,400	363,248
Intuitive Surgical, Inc.(a)	6,500	1,844,310
Masimo Corp.	63,548	1,735,496
NuVasive, Inc.(a)	18,500	650,090
ResMed, Inc.(a)	33,654	1,104,188
Thoratec Corp.(a)	12,900	477,042
Varian Medical Systems, Inc.(a)	24,900	1,506,450
Volcano Corp.(a)	27,600	717,048

		8,397,872

Health Care Providers & Services (1.83%)
Accretive Health, Inc.(a)	22,389	242,473
Lincare Holdings, Inc.	27,621	693,011
PSS World Medical, Inc.(a)	32,528	695,448
VCA Antech, Inc.(a)	31,285	659,801

		2,290,733

Health Care Technology (1.02%)
Cerner Corp.(a)	15,300	1,285,047

Life Sciences Tools & Services (1.26%)
Charles River Laboratories International, Inc.(a)	11,066	366,838
Life Technologies Corp.(a)	26,100	1,218,609

		1,585,447

Pharmaceuticals (2.63%)
Allergan, Inc.	19,900	1,323,947
Mylan, Inc.(a)	40,200	756,162
Teva Pharmaceutical Industries Ltd.(b)	23,210	1,224,327

		3,304,436

INDUSTRIALS (18.90%)
Aerospace & Defense (2.32%)
Aerovironment, Inc.(a)	28,200	627,450
HEICO Corp.	18,013	822,113

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2010	9

Schedule of Investments	Liberty All-Star® Growth Fund
September 30, 2010 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Aerospace & Defense (continued)
Spirit AeroSystems Holdings, Inc., Class A(a)	35,100	$699,543
TransDigm Group, Inc.	12,332	765,201

		2,914,307

Air Freight & Logistics (4.04%)
C.H. Robinson Worldwide, Inc.	43,700	3,055,504
Expeditors International of Washington, Inc.	43,700	2,020,251

		5,075,755

Commercial Services & Supplies (2.79%)
American Reprographics Co.(a)	82,155	644,917
Clean Harbors, Inc.(a)	8,900	602,975
Ritchie Bros. Auctioneers, Inc.	18,255	379,156
Stericycle, Inc.(a)	15,081	1,047,828
Waste Connections, Inc.	21,055	835,041

		3,509,917

Construction & Engineering (0.59%)
Quanta Services, Inc.(a)	39,000	744,120

Electrical Equipment (2.36%)
II-VI, Inc.(a)	15,396	574,733
Rockwell Automation, Inc.	38,700	2,388,951

		2,963,684

Machinery (1.48%)
Flowserve Corp.	8,200	897,244
Graco, Inc.	22,442	712,085
Watts Water Technologies, Inc., Class A	7,581	258,133

		1,867,462

Professional Services (4.21%)
Huron Consulting Group, Inc.(a)	27,778	610,838
ICF International, Inc.(a)	18,910	474,074
IHS, Inc., Class A(a)	20,388	1,386,384
Resources Connection, Inc.	95,531	1,314,507
Robert Half International, Inc.	34,600	899,600
Stantec, Inc.(a)	23,286	614,983

		5,300,386

Road & Rail (0.83%)
Knight Transportation, Inc.	19,023	367,715
Landstar System, Inc.	17,413	672,490

		1,040,205

Trading Companies & Distributors (0.28%)
Beacon Roofing Supply, Inc.(a)	23,885	348,004

See Notes to Schedule of Investments.
10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
INFORMATION TECHNOLOGY (25.08%)
Communications Equipment (3.83%)
Aruba Networks, Inc.(a)	32,400	$691,416
Cisco Systems, Inc.(a)	59,405	1,300,969
Polycom, Inc.(a)	24,722	674,416
QUALCOMM, Inc.	47,665	2,150,645

		4,817,446

Computers & Peripherals (2.05%)
Apple, Inc.(a)	9,060	2,570,775

Electronic Equipment & Instruments (0.94%)
FLIR Systems, Inc.(a)	21,699	557,664
National Instruments Corp.	19,198	627,007

		1,184,671

Internet Software & Services (4.42%)
Akamai Technologies, Inc.(a)	16,200	812,916
Baidu, Inc.(a)(b)	9,300	954,366
comScore, Inc.(a)	14,647	344,498
Google, Inc., Class A(a)	3,675	1,932,278
Monster Worldwide, Inc.(a)	58,368	756,449
VistaPrint Ltd.(a)	19,504	753,830

		5,554,337

IT Services (4.20%)
Alliance Data Systems Corp.(a)	13,700	894,062
Cognizant Technology Solutions Corp., Class A(a)	23,100	1,489,257
VeriFone Systems, Inc.(a)	52,576	1,633,536
Visa, Inc., Class A	17,015	1,263,534

		5,280,389

Semiconductors & Semiconductor Equipment (3.09%)
Aixtron AG(b)	5,687	169,359
ARM Holdings Plc(b)	55,100	1,033,676
Cavium Networks, Inc.(a)	26,888	773,299
FormFactor, Inc.(a)	28,819	247,843
Hittite Microwave Corp.(a)	16,654	793,563
Marvell Technology Group Ltd.(a)	49,600	868,496

		3,886,236

Software (6.55%)
ANSYS, Inc.(a)	23,249	982,270
ChinaCache International Holdings Ltd.(a)	100	1,390
Concur Technologies, Inc.(a)	13,214	653,300
RealPage, Inc.(a)	14,495	276,565
Salesforce.com, Inc.(a)	24,700	2,761,460
SMART Technologies, Inc., Class A(a)	63,915	866,048
Solera Holdings, Inc.	27,233	1,202,609

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2010	11

Schedule of Investments	Liberty All-Star® Growth Fund
September 30, 2010 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Software (continued)
VMware, Inc., Class A(a)	17,460	$1,483,053

		8,226,695

MATERIALS (1.71%)
Chemicals (1.71%)
CF Industries Holdings, Inc.	9,900	945,450
Praxair, Inc.	13,300	1,200,458

		2,145,908

TELECOMMUNICATION SERVICES (1.02%)
Wireless Telecommunication Services (1.02%)
American Tower Corp., Class A(a)	25,100	1,286,626

UTILITIES (0.70%)
Electric Utilities (0.70%)
ITC Holdings Corp.	14,156	881,211

TOTAL COMMON STOCKS
(COST OF $109,776,316)		122,304,998

	PAR VALUE
SHORT TERM INVESTMENT (2.40%)
REPURCHASE AGREEMENT (2.40%)
Repurchase agreement with State Street Bank &
Trust Co., dated 09/30/10, due 10/01/10 at
0.010%, collateralized by several Fannie Mae and Freddie Mac instruments with various maturity dates, market value of $3,082,372
(Repurchase proceeds of $3,013,001)
TOTAL SHORT TERM INVESTMENT
(COST OF $3,013,000)	$3,013,000	3,013,000

TOTAL INVESTMENTS (99.70%)
(COST OF $112,789,316)(c)		125,317,998
OTHER ASSETS IN EXCESS OF LIABILITIES (0.30%)		379,118

NET ASSETS (100.00%)		$125,697,116

NET ASSET VALUE PER SHARE
(30,080,350 SHARES OUTSTANDING)		$4.18

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $113,083,288.

See Notes to Schedule of Investments.
12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

Gross unrealized appreciation and depreciation at September 30, 2010 based on cost of investments for federal income tax purposes is as follows:
Gross unrealized appreciation	$ 20,421,538
Gross unrealized depreciation	(8,186,828)

Net unrealized appreciation	$ 12,234,710

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2010	13

Notes to Schedule of Investments	Liberty All-Star® Growth Fund
September 30, 2010 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets and are classified as level 1 of the fair value hierarchy.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value. Debt obligations are classified as level 2 of the fair value hierarchy.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board of Directors and would be classified as level 2 or 3 within the fair value hierarchy.

Foreign Securities

The Fund invests in foreign securities including American Depositary Receipts, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations and would be classified as level 1 or 2 within the fair value hierarchy.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. Repurchase agreement transactions are classified as level 2 of the fair value hierarchy.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following the three-tier hierarchy established by the Financial Accounting Standards Board (“FASB”). Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect

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Liberty All-Star® Growth Fund	Notes to Schedule of Investments

the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Quoted prices in active markets for identical investments

Level 2	–	Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3	–	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2010.

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$122,304,998	$–	$–	$122,304,998
Short Term Investment	–	3,013,000	–	3,013,000
Total	$122,304,998	$3,013,000	$–	$125,317,998

*See Schedule of Investments for industry classifications

For the nine months ended September 30, 2010, the Fund did not have any significant transfers between Level 1 and Level 2 securities. For the period ended September 30, 2010, the Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Third Quarter Report (Unaudited) | September 30, 2010	15

Notes to Schedule of Investments	Liberty All-Star® Growth Fund
September 30, 2010 (Unaudited)

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquiror and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within certain statutorily-defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

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Liberty All-Star® Growth Fund	Description of Lipper Benchmark and Market Indices

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

S&P 500 Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities.

Third Quarter Report (Unaudited) | September 30, 2010	17

Notes	Liberty All-Star® Growth Fund

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Liberty All-Star® Growth Fund	Notes

Third Quarter Report (Unaudited) | September 30, 2010	19

Notes	Liberty All-Star® Growth Fund

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INVESTMENT ADVISOR	LEGAL COUNSEL
ALPS Advisors, Inc.	K&L Gates LLP
1290 Broadway, Suite 1100	1601 K Street, NW
Denver, Colorado 80203	Washington, DC 20006
303-623-2577 www.all-starfunds.com
DIRECTORS
John A. Benning*
INDEPENDENT REGISTERED	Thomas W. Brock*
PUBLIC ACCOUNTING FIRM	Edmund J. Burke
Deloitte & Touche LLP	George R. Gaspari*
555 Seventeenth Street, Suite 3600	Richard W. Lowry*, Chairman
Denver, Colorado 80202	Dr. John J. Neuhauser*
Richard C. Rantzow*

CUSTODIAN
State Street Bank & Trust Company	OFFICERS
One Lincoln Street	William R. Parmentier, Jr., President
Boston, Massachusetts 02111	Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Jeremy O. May, Treasurer
INVESTOR ASSISTANCE,	Kimberly R. Storms, Assistant Treasurer
TRANSFER & DIVIDEND	Stephanie Barres, Secretary
DISBURSING AGENT & REGISTRAR	Melanie H. Zimdars, Chief Compliance Officer
Computershare Trust Company, N.A.
P.O. Box 43078	* Member of the Audit Committee
Providence, Rhode Island 02940-3078
1-800-LIB-FUND (1-800-542-3863) www.computershare.com

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000356 1/31/11